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                                                               EXHIBIT 32.1

                         Certification Pursuant to
                          18 U.S.C. Section 1350
                          As Adopted Pursuant to
               Section 906 of the Sarbanes-Oxley Act of 2002

    Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Cenveo, Inc., a Colorado corporation (the "Company"), does hereby certify, to the best of such officer's knowledge, that:

    The Quarterly Report on Form 10-Q for the three and six month periods ended June 30, 2006 (the "Form 10-Q") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 9, 2006

                                          /s/  ROBERT G. BURTON, SR.
                                          ----------------------------
                                          Robert G. Burton, Sr.
                                          Chairman and Chief Executive
                                          Officer

Date: August 9, 2006

                                          /s/ SEAN S. SULLIVAN
                                          ----------------------------
                                          Sean S. Sullivan
                                          Chief Financial Officer

    A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Cenveo, Inc. and will be retained by Cenveo, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

    The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of the Form 10-Q or as a separate disclosure document.